Exhibit 32.1


       CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of DOBI Medical International, Inc.(the "Company") on Form 10-KSB for the year ended December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), we, Phillip C. Thomas, Chief Executive Officer, and Michael R. Jorgensen, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.ss. 1350, as adopted pursuant to ss.ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated February 18, 2004

                                                   /s/Phillip C. Thomas
                                                   -----------------------------
                                                      Phillip C. Thomas
                                                      Chief Executive Officer


                                                   /s/Michael R. Jorgensen
                                                   -----------------------------
                                                      Michael R. Jorgensen
                                                      Chief Financial Officer